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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 19, 1996




                          CAMBRIDGE NEUROSCIENCE, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-19193                    13-3319074
(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                Number)               Identification No.)




        ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 225-0600


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ITEM 5. OTHER.
        -----

        On November 21, 1996 Cambridge NeuroScience, Inc. (the "Company") entered into a collaboration with Vision Pharmaceuticals L.P. ("Allergan") to develop treatments for glaucoma and other ophthalmic diseases. Upon signing a Collaborative Research, Development and Marketing Agreement, the Company also entered into a Stock Purchase Agreement and a Credit Agreement with Allergan (collectively, the "Allergan Agreements"). In connection with the Allergan Agreements, Allergan purchased 175,103 shares of the Company's Common Stock for $3.0 million. Allergan has also agreed to provide an additional $3.0 million in research funding over the next three years and to establish a $2.0 million line of credit for the Company, pursuant to the Allergan Agreements. The information contained in the Allergan Agreements is incorporated herein by reference and filed as Exhibits 99.1, 99.2 and 99.3.

        On August 19, 1996 the Company entered into an agreement with Boehringer Ingelheim International GmbH ("BII") amending the terms of the March 1995 Stock Purchase and License Agreements between the Company and BII (the "Amendment"). Pursuant to the Amendment, the Company received a milestone payment of $10.0 million in exchange for 1,237,624 shares of the Company's Common Stock. The information contained in the Amendment is incorporated herein by reference and filed as Exhibit 99.4 hereto.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 17, 1996                     CAMBRIDGE NEUROSCIENCE, INC.

                                            By: /s/ Harry W. Wilcox, III
                                               ---------------------------------
                                               Harry W. Wilcox, III
                                                 Senior Vice President, Finance
                                                 and Business Development; Chief
                                                 Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT                                                              SEQUENTIAL
  NO.         DESCRIPTION                                             PAGE NO.
-------       -----------                                             --------

* 99.1    Collaborative Research, Development and Marketing
          Agreement dated as of November 20, 1996 between Cambridge NeuroScience, Inc. and Vision Pharmaceuticals
          L.P. Filed herewith.

* 99.2 Stock Purchase Agreement dated as of November 20, 1996 between Cambridge NeuroScience, Inc. and Vision
          Pharmaceuticals L.P. Filed herewith.

* 99.3    Credit Agreement dated as of November 20, 1996 between
          Cambridge NeuroScience, Inc. and Vision Pharmaceuticals
          L.P. Filed herewith.

* 99.4    Amendment to Stock Purchase Agreement and License
          Agreement between Cambridge NeuroScience, Inc. and
          Boehringer Ingelheim International GmbH dated as of
          August 19, 1996. Filed herewith.

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* Confidential portions have been omitted and filed separately with the
  Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.